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                                Exhibit 4.01

                    Specimen Certificate for Common Stock

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  NUMBER                            [LOGO]                             SHARES
  SC                              SONIC CORP.

INCORPORATED UNDER THE LAWS                  SEE REVERSE FOR CERTAIN DEFINITIONS
 OF THE STATE OF DELAWARE                             CUSIP 835451 10 5


THIS CERTIFIES THAT



IS THE OWNER OF


FULLY PAID AND NON-ASSESSABLE SHARES, OF THE PAR VALUE OF $.01 EACH, OF THE COMMON STOCK OF

                                 SONIC CORP.

a corporation organized under the laws of the State of Delaware transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to all the terms, conditions and limitations of the Certificate of Incorporation of the Corporation and amendments thereto.
     This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                                       [SEAL]
             Ronald L. Matlock                          Clifford Hudson
                 SECRETARY                                 PRESIDENT


COUNTERSIGNED AND REGISTERED
    UMB BANK, N.A.
    (KANSAS CITY, M0)
                                                         TRANSFER AGENT
                                                          AND REGISTRAR

                                                       AUTHORIZED SIGNATURE

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                                     SONIC CORP.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
                                                UNIF GIFT MIN ACT - _________Custodian _________
                                                                      (Cust)            (Minor)
     TEN COM - as tenants in common                                 Under Uniform Gifts to Minors
     TEN ENT - as tenants by the entireties                         Act _________________________
     JT TEN -  as joint tenants with right                                      (State)
               of survivorship and not as
               tenants in common

              Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _________________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
______________________________________
_________________________________________________________________________________________________
         (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)
_________________________________________________________________________________________________
_________________________________________________________________________________________________
___________________________________________________________________________________________SHARES

OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE
AND APPOINT ____________________________________________________________________________ATTORNEY
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF
SUBSTITUTION IN THE PREMISES.

DATED:_______________________

                                             X ___________________________________________________
                  NOTICE                                              (SIGNATURE)
        THE SIGNATURE(S) TO THIS
        ASSIGNMENT MUST CORRESPOND    -->
        WITH THE NAME(S) AS WRITTEN
        UPON IT, IF AT ALL OR THE            X ___________________________________________________
        CERTIFICATE IN EVERY PARTICULAR                               (SIGNATURE)
        WITHOUT ALTERATION OR ENLARGEMENT
        OR ANY CHANGE WHATSOEVER.


                                             ______________________________________________________
                                             THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
                                             GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
                                             AND LOAN ASSOCIATIONS, AND CREDIT UNIONS WITH
                                             MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
                                             MEDALLION PROGRAM) PURSUANT TO SEC RULE 17Ad-15.
                                             ______________________________________________________
                                               SIGNATURE(S) GUARANTEED BY:



                                             ______________________________________________________


     This certificate also evidences and entitles the holder to the same number of Rights (subject to adjustment) as the number of shares of Common Stock represented by this certificate, such Rights being on the terms provided under the Rights Agreement between Sonic Corp. and The Rights Agent, dated as of June 16, 1997, as it may be amended from time to time (the "Rights Agreement"), the terms of which are incorporated herein by reference and a copy of which is on file at the principal executive offices of Sonic Corp. Under certain circumstances, as set forth in the Rights Agreement, such Rights shall be evidenced by separate certificates and shall no longer be evidenced by this certificate. Sonic Corp. shall mail to the registered holder of this certificate a copy of the Rights
Agreement without charge after receipt of a written request thereof. UNDER CERTAIN CIRCUMSTANCES AS
PROVIDED IN SECTION 7(e) OF THE RIGHTS AGREEMENT, RIGHTS ISSUED TO OR BENEFICIALLY OWNED BY ACQUIRING
PERSONS OR THEIR AFFILIATES OR ASSOCIATES (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) OR ANY
SUBSEQUENT HOLDER OF SUCH RIGHTS SHALL BE NULL AND VOID AND MAY NOT BE TRANSFERRED TO ANY PERSON.
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